ICON UTILITIES AND INCOME FUND

Portfolio of Investments

September 30, 2021

Security Description	Shares	Value
Common Stock (99.81%)

Communications (2.82%)
Vodafone Group PLC(#)	75,700	$1,169,565

Energy (9.06%)
Atlantica Sustainable Infrastructure PLC	63,100	2,177,581
Baker Hughes Co	56,800	1,404,664
Magellan Midstream Partners LP	3,900	177,762
Total Energy		3,760,007

Financial (3.14%)
Kearny Financial Corp	104,800	1,302,664

Industrial (15.71%)
Crane Co	14,600	1,384,226
Eaton Corp PLC	6,000	895,860
Hubbell Inc	6,700	1,210,489
MDU Resources Group Inc	85,000	2,521,950
Union Pacific Corp	2,600	509,626
Total Industrial		6,522,151

Utilities (69.08%)
The AES Corp	82,900	1,892,607
ALLETE Inc	21,000	1,249,920
Ameren Corp	25,600	2,073,600
American Electric Power Co Inc	21,300	1,729,134
Avangrid Inc	35,200	1,710,720
Black Hills Corp	17,400	1,092,024
Duke Energy Corp	22,900	2,234,811
Evergy Inc	27,000	1,679,400
Eversource Energy	19,400	1,586,144
National Fuel Gas Co	32,800	1,722,656
New Jersey Resources Corp	31,600	1,099,996
NextEra Energy Inc	26,300	2,065,076
NiSource Inc	58,100	1,407,763
ONE Gas Inc	20,200	1,280,074
Sempra Energy	16,000	2,024,000
UGI Corp	37,295	1,589,513
Xcel Energy Inc	35,800	2,237,500
Total Utilities		28,674,938

Total Common Stock (Cost $38,773,177)		41,429,325

Funds (0.69%)	Par Value	Value
Money Market Funds (0.69%)
First American Government Obligations Fund	287,410	287,410

Total Funds (Cost $287,410)		287,410

Total Investments (Cost $39,060,587)(a) (100.52%)		$41,716,735
Liabilities in Excess of Other Assets (-0.52%)		(209,865)
Net Assets (100.00%)		$41,506,870

#	Loaned security; a portion of the security is on loan at September 30, 2021

(a)	Aggregate cost for federal income tax purpose is $39,155,924.

At September 30, 2021, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	4,017,545
Unrealized depreciation	(1,456,733)
Net unrealized appreciation	2,560,811